                           SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.   )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))
[ X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                 Smith Barney Disciplined Small Cap Fund, Inc.
                         Smith Barney Money Funds, Inc.
                 Smith Barney Municipal Money Market Fund, Inc.
                            Smith Barney Muni Funds

 ................................................................................
            (Names of Co-Registrants as Specified In Their Charters)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X ]  No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          ....................................................................

      2)  Aggregate number of securities to which transaction applies:

          ....................................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ....................................................................
       4) Proposed maximum aggregate value of transaction:

          ....................................................................

       5) Total fee paid:

          ....................................................................

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

          ....................................................................

       2)  Form, Schedule or Registration Statement No.:

           ...................................................................

       3)  Filing Party:

           ...................................................................

       4)  Date Filed:


           ...................................................................

Dear Fellow Shareholder:

  As an investor in the Smith Barney Mutual Fund Family, you are cordially invited to attend a special shareholder meeting(s) to be held at the time and place specified in the attached Notice of Special Meeting. Shareholder meetings are held by mutual fund companies periodically as issues arise requiring shareholder approval. This meeting is being held to elect Directors, to propose changes to certain specific investment policies currently in effect and, with respect to certain Funds, to approve retaining such Funds' classification as non-diversified funds.

  Enclosed for your review is a joint proxy statement that describes the proposals that will be submitted to shareholders for approval at the meeting. Note that not all of the proposals relate to each Fund. However, because many of our shareholders own shares of more than one Smith Barney Mutual Fund, a joint proxy statement is being sent to you to reduce the preparation, printing, handling and postage expenses that would be incurred if we sent out separate proxy statements for each Fund.

  Please refer to page 5 of the proxy statement for a list of the proposals which are applicable to your Fund.

PROPOSAL 1. ELECT THE FUND'S BOARD OF DIRECTORS/TRUSTEES

  Proposal One asks that you elect the Board of Directors or Trustees of each Fund. The pages following Proposal One provide a brief description of each nominee's background and current status with the Fund.

  The Board of each Fund recommends that you vote "FOR" the election of nominees to the Board.

PROPOSAL 2. APPROVE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT
POLICIES

  Every mutual fund has certain specific investment policies that can only be changed with the approval of the fund's shareholders. Such policies are often referred to as "fundamental" investment policies. Proposal Two asks that you approve certain changes to the fundamental investment policies of the Smith Barney Mutual Funds in light of various regulatory, business and industry developments that have occurred since the original adoption of these policies by the Funds. The three principal objectives of this proposal are:

    i) To simplify the Funds' investment policies to make them consistent among the investment companies distributed by Smith Barney.

    ii) To eliminate or make non-fundamental certain investment policies that are no longer required by law to be fundamental. Once an investment policy has become "non-fundamental", the Fund's Board of Directors/

  Trustees would have to approve any changes to such policy. Giving the Board the flexibility to make changes in non-fundamental policies without the expense of obtaining shareholder approval each time a change is desired will save the Fund money, and will make it easier for the Fund's portfolio manager(s) to utilize new investment policies and techniques to respond more rapidly to changing market conditions. Shareholders would of course receive notice of any investment policy changes approved by the Board.

    iii) To reclassify as "non-fundamental" or eliminate certain investment policies that had previously been adopted to meet certain requirements under state securities laws that are no longer applicable. Prior to October 11, 1996, mutual funds not only had to comply with various federal investment policy restrictions, but also with state law investment restrictions as well. Some of such state laws were actually more restrictive than the federal laws, making compliance very difficult. In an effort to streamline the registration process of mutual funds, effective on October 11, 1996, the states no longer require that mutual funds adopt specific investment policies. Because such investment policies were originally adopted by the Funds as "fundamental" investment policies, shareholder approval is necessary to reclassify them as non-fundamental or to eliminate them.

  As described more fully in the proxy statement, many of the changes are currently not expected to result in changes in the investment techniques or operations of a Fund. In most instances, the changes permit a Fund's Board to determine whether the implementation of a new technique or policy is in the best interests of the shareholders.

  The Board of each Fund recommends that you vote "FOR" the changes to the Fund's fundamental investment policies as described in the proxy statement.

PROPOSAL 3. APPROVE RETAINING THE FUNDS' CLASSIFICATION AS NON-DIVERSIFIED (THE CALIFORNIA MONEY MARKET PORTFOLIO, THE FLORIDA PORTFOLIO, THE GEORGIA PORTFOLIO AND THE PENNSYLVANIA PORTFOLIO ONLY)

  Every mutual fund elects to be either a "diversified" mutual fund or a "non-diversified" mutual fund. As the words imply, a "non-diversified" mutual fund is permitted to invest in a fewer number of securities than is required by a diversified mutual fund. Many state municipal funds elect to be non-diversified because, depending on market conditions, there may be a limited number of securities issued by a state, which would thus limit the number of investment opportunities available to such fund. Occasionally, a mutual fund that originally elected to register as non-diversified, finds that there are ample investment opportunities, and is thus able to invest its assets in a diversified manner. The Securities and Exchange Commission has taken the position that any mutual fund that has elected to be a non-diversified fund, but operates as a diversified fund for at least three years, must obtain shareholder approval to retain its status as a non-diversified fund for the future.

  The California Money Market Portfolio, the Florida Portfolio, the Georgia Portfolio and the Pennsylvania Portfolio each originally elected to operate as a non-diversified mutual fund. During the last three years, however, each such Fund has operated as a diversified fund and thus must obtain shareholder approval to retain its status as a non-diversified fund.

  The Board of each Fund, including a majority of the independent Board members, recommends that you vote "FOR" retaining the classification as a "non-diversified" mutual fund.

YOUR VOTE IS IMPORTANT!

  We ask that you review the attached proxy carefully. If you do not plan to attend the meeting, we ask that you complete, sign, date and return the proxy as soon as possible in the enclosed postage-paid envelope. Thank you in advance for your attention and vote with regard to these important proposals.

Sincerely,

Heath B. McLendon

Chairman

                      (This page intentionally left blank)

                                  SMITH BARNEY


  Smith Barney Disciplined Small Cap Fund, Inc. Smith Barney Money Funds, Inc. (all Series) Smith Barney Municipal Money Market Fund, Inc. Smith Barney Muni
                            Funds (all Series)

                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                            ----------------------

                TO BE HELD ON FEBRUARY 6 AND MARCH 9, 1998

                            ----------------------

TO THE SHAREHOLDERS:

  Notice is hereby given that a Special Meeting of Shareholders of each of the registered investment companies listed above (each a "Fund," and collectively, the "Funds"), will be held on the dates and at the times and locations specified below. Also set out below are the number of shares of each Fund and to the extent composed of one or more separate series, the number of shares of each such series issued and outstanding at the close of business on November 3, 1997 or, in the case of the Cash Portfolio of Smith Barney Money Funds, Inc., at the close of business on October 31, 1997.

  The Special Meeting of the following Fund will be held in Conference Room 26C at 388 Greenwich Street, New York, New York on February 6, 1998 at the following time:

                                                    MEETING         SHARES
                                                      TIME       OUTSTANDING
                                                   ---------- ------------------
Smith Barney Muni Funds........................... 11:00 a.m.
   California Money Market Portfolio.........................  1,529,248,749.800
   Florida Portfolio.........................................     14,080,589.973
   Georgia Portfolio.........................................      2,171,357.629
   Limited Term Portfolio....................................     41,410,315.127
   National Portfolio........................................     26,966,981.493
   New York Money Market Portfolio...........................    957,735,227.460
   New York Portfolio........................................     53,631,391.829
   Pennsylvania Portfolio....................................      2,986,677.475

  The Special Meeting of the following Fund will be held in Conference Room 26C at 388 Greenwich Street, New York, New York on March 9, 1998 at the following time:

Smith Barney Disciplined Small Cap Fund, Inc. .... 11:30 a.m.      5,164,865.683

  The Special Meeting of each of the following Funds will be held in Conference
Room 26B at 388 Greenwich Street, New York, New York on March 9, 1998 at the following times:

Smith Barney Money Funds, Inc. ................... 10:45 a.m.
   Cash Portfolio............................................ 30,490,344,964.414
   Government Portfolio......................................  4,645,496,644.191
   Retirement Portfolio......................................  1,348,637,071.208
Smith Barney Municipal Money Market Fund, Inc..... 11:15 a.m.  5,647,545,463.080

  The special meetings are being held for the following purposes:

                                                                    PAGE NO. IN
                                                                    THE ATTACHED
                                                                    JOINT PROXY
                                                                     STATEMENT
                                                                    ------------
1. To elect Directors or Trustees of each Fund (Proposal 1)--ALL
   FUNDS..........................................................        5
2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies
   (Proposal 2)--ALL FUNDS (SERIES)...............................       10
3. To approve or disapprove the retention of each Fund's
   classification as a "non-diversified" investment company under the 1940 Act (Proposal 3)--SMITH BARNEY MUNI FUNDS (CALIFORNIA
   MONEY MARKET, FLORIDA, GEORGIA AND PENNSYLVANIA PORTFOLIOS
   ONLY)..........................................................       25
4. To transact such other business as may properly come before the
   meeting or any adjournment thereof (Proposal 4)--ALL FUNDS.....       27

  The close of business on December 10, 1997 has been fixed as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the meeting and any adjournment thereof.


                                 By Order of the Directors or Trustees,

                                 Christina T. Sydor, Secretary

December 10, 1997

                            ----------------------

  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

    3. All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

      REGISTRATION                                          VALID SIGNATURE
      ------------                                          ---------------
 CORPORATE ACCOUNTS
  (1) ABC Corp............................................  ABC Corp.
  (2) ABC Corp............................................  John Doe, Treasurer
  (3) ABC Corp.
        c/o John Doe, Treasurer...........................  John Doe
  (4) ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee
 TRUST ACCOUNTS
  (1) ABC Trust...........................................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee
        u/t/d 12/28/78....................................  Jane B. Doe
 CUSTODIAL OR ESTATE ACCOUNTS
  (1) John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA.....................  John B. Smith
  (2) Estate of John B. Smith.............................  John B. Smith,
                                                            Executor

                 Smith Barney Disciplined Small Cap Fund, Inc.






                         Smith Barney Money Funds, Inc.
                                  (all Series)
                 Smith Barney Municipal Money Market Fund, Inc.
                            Smith Barney Muni Funds
                                  (all Series)

                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                        SPECIAL MEETINGS OF SHAREHOLDERS

                            ----------------------

                TO BE HELD ON FEBRUARY 6 AND MARCH 9, 1998

                            ----------------------

                             JOINT PROXY STATEMENT

                                 INTRODUCTION

  This document is a joint proxy statement for the registered investment companies listed above (each a "Fund" and, collectively, the "Funds"*). This joint proxy statement is being furnished to the shareholders of the Funds in connection with each respective Fund's Board of Directors' or Trustees' (each a "Board" and, collectively, the "Boards") solicitation of proxies to be used at the special meetings of shareholders of the Funds to be held on the dates specified in the Notice of Meeting of Shareholders and proxy card(s) that accompany this Proxy Statement, or any adjournment or adjournments thereof (collectively, the "Meeting"). The Meeting will be held on the day and at the time and location specified in the Notice of Meeting of Shareholders and proxy card(s) that accompany this Proxy Statement. This joint proxy statement and accompanying proxy card(s) will first be mailed to shareholders on or about December 12, 1997. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Funds; Smith Barney Inc. ("Smith Barney") and PFS Distributors, Inc., distributors of shares of the Funds; the investment adviser (each an "Adviser" and, collectively, the "Advisers") of a Fund; and/or First Data Investor Services Group, Inc. ("First Data"), the Funds' transfer agent. Such representatives and employees will not receive additional compensation for solicitation activities. Smith Barney has retained the services of First Data to assist in the solicitation of proxies. The aggregate cost of solicitation of the shareholders of all funds in the Smith Barney mutual fund complex (most of which are covered under other proxy statements) is expected to be approximately $7.6 million. The proportionate costs of the proxy solicitation and expenses incurred in connection with the preparation of this joint proxy statement and its enclosures will be borne by the Funds, with the Funds' cost being allocated based in part on a Fund's assets and in part on its number of shareholders. The Funds also will reimburse expenses of forwarding solicitation materials to beneficial owners of shares of the Funds. If the Funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

  Each share is entitled to one vote and any fractional share is entitled to a fractional vote. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance
-----------

* Some Funds are composed of one or more separate series, each of which is referred to herein as a "Series" or, for purposes of Proposals 2 and 3, as a "Fund".

with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors or Trustees ("Board members"), FOR the other matters listed in the accompanying Notice of Meeting of Shareholders and FOR any other matters deemed appropriate. If you properly execute the enclosed proxy and give no voting instructions, your shares will be voted FOR the proposals set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

  In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote "Against" the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the proposals in this joint proxy statement prior to any adjournment if sufficient votes have been received for approval. Under the master trust agreement, charter or by-laws, as applicable, of each Fund (other than Smith Barney Muni Funds and Smith Barney Disciplined Small Cap Fund, Inc.) a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at the Meeting. Under the By-laws of Smith Barney Muni Funds and Smith Barney Disciplined Small Cap Fund, Inc., a quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of that Fund entitled to vote at the Meeting.

  The Boards have fixed the close of business on December 10, 1997 as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting. At the close of business on November 3, 1997 or, in the case of the Cash Portfolio of Smith Barney Money Funds,. Inc., at the close of business on October 31, 1997, the number of shares of each Fund shown in the accompanying Notice of Meeting were issued and outstanding.

  As of October 31, 1997, to the knowledge of each Fund and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934), except as set forth in Annex I hereto, owned beneficially or of record more than 5% of the outstanding shares of a Fund. As of the Record Date, the officers and Board members of each Fund beneficially owned less than 1% of the shares of each Fund.

  This joint proxy statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because many shareholders own shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. Although some proposals described herein relate to several or all of the Funds, shareholders of each Series of each Fund will vote separately on each proposal on which shareholders of that Fund are entitled to vote (except that all Series of each Fund will vote as a single fund on Proposal 1), and separate proxy cards are enclosed for each Fund in respect of which a shareholder is a record owner of shares. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Set forth below are the proposals on which shareholders of each respective Fund are entitled to vote.

  Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy (a "Plurality Vote") for all Funds. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes have no impact on Proposal 1. Approval of Proposals 2 and 3 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund (or Series thereof) which, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (a) 67% of the Fund's (or Series') shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund (or Series) then outstanding are present in person or by proxy or (b) more than 50% of the Fund's (or Series') outstanding shares (a "Majority Vote"). Abstentions and broker non-votes are treated as votes "against" Proposals 2 and 3.

                       PROPOSALS APPLICABLE TO EACH FUND

                     FUND NAME                      PROPOSALS APPLICABLE TO FUND
                     ---------                      ----------------------------
Smith Barney Disciplined Small Cap
  Fund, Inc........................................ 1, 2(A,B,C,D,E,F,G,H,I,N)
Smith Barney Money Funds, Inc...................... 1, 2(A,D,E,F,H,I,J,M,N,O,R)
Smith Barney Municipal Money Market Fund, Inc...... 1, 2(A,D,E,F,G,H,I,O)
Smith Barney Muni Funds............................ 1, 2(C,D,E,F,G,H,I,R)
  California Money Market Portfolio only........... 3
  Florida Portfolio only........................... 3
  Georgia Portfolio only........................... 3
  Limited Term Portfolio only...................... 2(A)
  National Portfolio only.......................... 2(A,L,M)
  New York Portfolio only.......................... 2(L,M)
  Pennsylvania Portfolio only...................... 3

PROPOSAL 1:

TO ELECT DIRECTORS OR TRUSTEES OF EACH FUND

ALL FUNDS

  The first proposal to be considered at the Meeting is the election of Directors or Trustees of the Funds.

  All of the nominees are currently serving as a director or trustee of the Board to which he or she is nominated, and all of the nominees serve as a director, trustee and/or general partner of other investment companies for which Smith Barney serves as distributor. Each nominee has consented to serve as a Board member if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

  If elected, the Board members will hold office without limit in time, subject to the Emeritus Program* adopted by the Funds, and except that any Board
-----------

* Each Fund has adopted an Emeritus Program for non-interested Board members pursuant to which each Fund's Board and the management of that Fund can continue to benefit from the experience of long-time Board members who have resigned from the Board. Pursuant to this Program, Board members with 10 years of service may agree to provide services as an emeritus director at age 72 and, pursuant to resolutions adopted by certain Funds, must retire from the Boards at age 80. Service as an emeritus director is limited to 10 years. Each emeritus director agrees to be available for consultation with the Board and management of the Fund and may attend Board meetings.

member may resign and any Board member may be removed at any meeting of shareholders called for that purpose by at least a majority of the votes entitled to be cast for the election of Board members. In case a vacancy shall exist for any reason, the remaining Board members may fill the vacancy by appointing another Board member. If at any time less than a majority of the Board members holding office have been elected by shareholders, the Board members then in office will call a shareholders meeting for the purpose of electing Board members.

  Each Board has an Audit Committee and a Nominating Committee each consisting of all Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund ("independent Board members"). The Audit Committee reviews the scope and results of a Fund's annual audit with the Fund's independent accountants and recommends the engagement of accountants. Included among the functions of the Nominating Committee is the selection and nomination for appointment and election of candidates to serve as independent Board members. The Nominating Committee, in its discretion, may also coordinate with Board members who are "interested persons" in the selection and election of Fund officers and may consider nominees recommended by shareholders to serve as directors or trustees, provided that shareholders submit such recommendations in compliance with all the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Exhibit A hereto sets forth certain information regarding compensation paid to each of the Board members and the number of Board, Audit Committee and Nominating Committee meetings each Fund has held in the calendar year ended December 31, 1996. Each nominee for Board member attended at least 75% of the meetings that were held in the calendar year ended December 31, 1996. None of the Boards has a Compensation Committee. The executive officers of each Fund are set forth in Exhibits B and C hereto. Each officer of a Fund will serve at the discretion of the Board.

  Set forth in the following table are the nominees for election as Board member of each Fund, together with certain other information. "Interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions as officer or director of the Fund's investment adviser, distributor or one of their affiliates, are marked by an asterisk. Other directorships include directorships, general partnerships or trusteeships of companies that are required to report to the Securities and Exchange Commission (the "SEC"), other than registered investment companies. For purposes of this Proxy Statement, the address of each Board member is P.O. Box 5128, Westborough, MA, 01581-5128.

                     (This page intentionally left blank)

                     NOMINEES FOR ELECTION TO THE BOARDS OF

                 SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.

                         SMITH BARNEY MONEY FUNDS, INC.
               SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC. AND
                            SMITH BARNEY MUNI FUNDS

                                                                  DIRECTOR OF
                                                                 SMITH BARNEY
                                                               DISCIPLINED SMALL
NAME, AGE, PRINCIPAL OCCUPATION AND OTHER                       CAP FUND, INC.
DIRECTORSHIPS DURING THE PAST FIVE YEARS                             SINCE
-----------------------------------------                      -----------------
Donald R. Foley, age 74.                                             1997
 Retired; Former Vice President of Edwin Bird Wilson,
 Incorporated, an advertising agency.
Paul Hardin, age 65.                                                 1997
 Interim President of the University of Alabama at Birmingham;
 Professor of Law at University of North Carolina at Chapel
 Hill; a Director of The Summit Bancorporation; Former
 Chancellor of the University of North Carolina at Chapel
 Hill.
*Heath B. McLendon, age 64.                                          1997
 Managing Director of Smith Barney; President and Director of
 Smith Barney Mutual Funds Management Inc. and Travelers
 Investment Adviser, Inc.; Chairman of Smith Barney Strategy
 Advisers Inc. Prior to July 1993, Senior Executive Vice
 President of Shearson Lehman Brothers Inc., Vice Chairman of
 Shearson Asset Management, Director of PanAgora Asset
 Management, Inc. and PanAgora Asset Management Limited.
Roderick C. Rasmussen, age 71.                                       1997
 Investment Counselor; Former Vice President of Dresdner and
 Company Inc., investment counselors.
*Bruce D. Sargent, age 53.                                           1997
 Managing Director of Smith Barney and Vice President of Smith
 Barney Mutual Funds Management, Inc.
John P. Toolan, age 66.                                              1997
 Retired; Former Director and Chairman of Smith Barney Trust
 Company, Director of Smith Barney Holdings Inc. and various subsidiaries; Senior Executive Vice President, Director and
 Member of the Executive Committee of Smith Barney; Director
 of John Hancock Funds.

                     NOMINEES FOR ELECTION TO THE BOARDS OF

                 SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.

                         SMITH BARNEY MONEY FUNDS, INC.
               SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC. AND
                            SMITH BARNEY MUNI FUNDS

                                    DIRECTOR OF
   DIRECTOR OF                     SMITH BARNEY                                 TRUSTEE OF
  SMITH BARNEY                    MUNICIPAL MONEY                               SMITH BARNEY
MONEY FUNDS, INC.                MARKET FUND, INC.                              MUNI FUNDS
      SINCE                            SINCE                                       SINCE
-----------------                -----------------                             -------------
      1974                             1975                                        1985
      1994                             1994                                        1994
      1995                             1995                                        1995
      1982                             1982                                        1985
       N/A                              N/A                                         N/A
      1982                             1982                                        1985

                                 REQUIRED VOTE

  Election of the listed nominees for Board members of a Fund must be approved by a Plurality Vote for all Funds.

  THE BOARD OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PROPOSAL 2:

TO APPROVE OR DISAPPROVE THE RECLASSIFICATION, MODIFICATION AND/OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES

ALL FUNDS

  The 1940 Act requires a registered investment company, including each of the Funds, to have certain specific investment policies that can be changed only by a Majority Vote of the company's shareholders. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this joint proxy statement, the word "restriction" or "limitation" is sometimes used to describe a policy). Certain fundamental policies have been adopted in the past by the Funds to reflect certain regulatory, business or industry conditions that are no longer in effect. Accordingly, each Fund's Board authorized a review of the Fund's fundamental policies with the following goals: (i) to simplify, modernize and make consistent with those of other investment companies distributed by Smith Barney, the Funds' policies that are required to be fundamental, (ii) to reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act or the positions of the staff of the SEC in interpreting the 1940 Act, in which case, depending on the circumstances, the policy would be either eliminated or adopted by the Board as a non-fundamental policy in the same or a modified form and (iii) to reclassify as non-fundamental or to eliminate certain policies previously required under state securities laws. Non-fundamental policies can be changed by the Board without shareholder approval, subject to compliance with applicable SEC disclosure requirements.

  This proposal seeks shareholder approval of changes that are intended to accomplish the foregoing goals. Shareholders of any particular Fund will be able to vote for or against or abstain from voting with respect to each of the proposed changes applicable to that Fund. The proposed changes to the fundamental policies are discussed in detail below. By reducing to a minimum those policies that can be changed only by a shareholder vote, each Fund should be able to avoid the costs and delay associated with a shareholder meeting and each Board believes that the Adviser's ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities generally will be increased. Before a Fund engages in any new investment policy, its Board must approve it.

  Generally, the Funds do not have precisely the same set of investment restrictions. The Funds often have specific restrictions that are substantially similar but not necessarily identical. Please refer to the policies as set forth in Exhibit D hereto, which includes the current text of the relevant Funds' fundamental investment restrictions. If a fundamental policy is proposed by the Board to be modified or made non-fundamental, the text of the proposed revision is supplied in the discussion below.

  The percentage limitations contained in the restrictions described herein apply at the time of purchases of portfolio securities.

  If these investment policy changes are approved by shareholders at the meeting, each Fund's Prospectus and Statement of Additional Information will be amended or supplemented in order to reflect the elimination, amendment and/or reclassification of the investment policies. Shareholders will be notified by the Fund of any future investment policy changes, either in the Fund's Prospectus or Statement of Additional Information, which are updated at least annually, or in other Fund correspondence.

  In this Proposal 2, references to a "Fund" refer to a registered investment company or a series thereof, as the case may be.



A.SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (LIMITED TERM PORTFOLIO AND NATIONAL PORTFOLIO
    ONLY)

MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY RELATING TO DIVERSIFICATION

  Under the 1940 Act, a "diversified" fund is permitted to invest, with respect to 75% of its assets, up to 5% of its assets in one issuer, provided that the investment represents less than 10% of the issuer's voting securities. A number of these Funds initially adopted more restrictive fundamental limitations of 5% per issuer with respect to 100% of Fund assets. Several Funds' fundamental policies similarly apply the 10% limitation on voting securities to 100% of its assets, in some cases applying this limitation to "any class of securities" of an issuer. The Board of each of these Funds believes that these restrictions should be standardized and conformed to the statutory definition of diversification under the 1940 Act in order to enhance the Fund's ability to pursue its investment objective by investing a larger but still limited amount of its assets in a single issuer. If approved by shareholders, the Fund's new policy on diversification will permit the Fund to invest, with respect to 25% of its assets, more than 5% of its assets in an issuer. Notwithstanding the proposal, Smith Barney Money Funds, Inc. and Smith Barney Municipal Money Market Fund, Inc. will, in accordance with the requirements of the rules adopted under the 1940 Act with respect to money market funds, continue to be managed so as to be 100% diversified.

  This Proposal will increase the amount of assets of some Funds that may be invested in the securities of any one issuer, and with respect to other Funds, this Proposal will eliminate the restriction against holding more than 10% of any "class" of an issuer's securities. To the extent that the Fund invests a greater proportion of its assets in a single issuer, it will be subject to a correspondingly greater degree of risk associated with that investment. Please refer to Appendix D to compare your Fund's current investment policy with the one proposed below. For your convenience, a table of contents has been inserted at the beginning of Appendix D which will refer you to the page on which your Fund's current policies are set forth. Set forth below is each Fund's policy on diversification, as proposed to be modified:

    [The Fund will not] invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.



B.SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.



  MODIFICATION OF THE FUND'S FUNDAMENTAL POLICY REGARDING ISSUANCE OF SENIOR SECURITIES

  Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Funds utilize transactions that may be considered to give rise to "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

  The primary purpose of the proposal is to revise the Fund's fundamental limitation with respect to senior securities to conform to a limitation that is expected to become the standard for all Smith Barney Funds. If the proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of the Fund's shareholders.

  Adoption of the proposed limitation on senior securities is not expected to affect the way in which the Fund is managed, the investment performance of the

Fund, or the securities or instruments in which the Fund invests. The Fund is not currently engaged in issuing senior securities, except with the protections afforded by segregated accounts, and the Fund has no current intention to begin issuing senior securities. The proposed limitation would recognize that the Fund may issue such securities only to the extent permitted under the 1940 Act. To the extent the Fund becomes involved in such securities trading practices, the Board of the Fund will carefully review the Fund's disclosure of its participation and the risks of loss to the Fund and its shareholders which may result from such trading practices. The Board will further determine whether such trading practices are consistent with the Fund's investment policies.

  Set forth below is the policy on issuance of senior securities, as proposed to be modified:

    [The Fund will not] issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

C.SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.



  SMITH BARNEY MUNI FUNDS (ALL SERIES)


  MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING INDUSTRY
  CONCENTRATION

  Each of these Funds has a fundamental policy that prohibits the Fund from concentrating its investments in any one industry. The language of the Funds' policies, however, varies widely. It is proposed that these policies be standardized and made more flexible. The modified policies will not involve any change in the manner in which each Fund's assets are currently managed. Set forth below is each Fund's policy on industry concentration, as proposed to be modified:

    [The Fund will not] invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

D.SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.




  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)


  MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING BORROWING

  Every Fund is required to have a fundamental policy with respect to borrowing and each Fund is presently prohibited from borrowing, except as borrowings may be necessary for temporary or emergency purposes (such as meeting redemption requests that might otherwise require the untimely disposition of securities). Certain Funds had limited their permissible borrowings to amounts not in excess of a specified amount, such as 10% or 33 - 1/3% of the Fund's total assets, and, in some cases, except as engaging in certain investment strategies may be considered borrowings. The language of these policies, however, varies widely from Fund to Fund. It is therefore proposed that this language be simplified and standardized. In addition, the Funds that do not already have specific authority are proposed to be granted authority to engage in reverse repurchase agreements and forward roll transactions, practices that may be deemed to involve borrowing and are frequently authorized for use by sophisticated institutional asset managers.

  Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities may decline prior to the repurchase date. The cash proceeds of the sales may be invested in securities or other instruments. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

  A Fund also may enter into forward roll transactions, in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

  If a Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage". These Funds have chosen not to borrow money for leveraging purposes. The policies of certain Funds currently provide that whenever borrowings other than repurchase agreements and forward roll transactions exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments. While the 1940 Act and the rules thereunder do not require such a policy, and the Funds do not propose to include language to this effect in their fundamental restrictions, the Board of each Fund has determined that its assets should be managed in accordance with such a policy. Set forth below is each such Fund's policy on borrowing, as proposed to be modified or adopted:

    [The Fund will not] borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
  (a) and (b), the Fund will be limited so that no more than 33 -1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.




E.SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.


  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)

  ELIMINATION OF EACH FUND'S FUNDAMENTAL POLICY RESTRICTING ITS ABILITY TO PLEDGE ASSETS

  The Board of each of these Funds has approved, subject to shareholder approval, the elimination of fundamental policies restricting the Fund's ability to pledge its assets to other parties. The elimination of the Fund's fundamental investment limitations regarding pledging assets would remove all restrictions on the ability of each Fund to pledge, mortgage, hypothecate or otherwise encumber its assets, except for those restrictions imposed by or under the 1940 Act, and would leave the imposition of any further limits on the Fund's pledging activities to the sole discretion of the Board, subject to applicable SEC disclosure requirements.

  A Fund's current fundamental investment limitations on pledging assets may conflict with its ability to engage in permitted borrowings, purchase securities on a when-issued or delayed delivery basis, lend portfolio securities, enter into escrow arrangements in connection with writing options, enter into collateral arrangements in connection with investments involving futures contracts and options thereon and possibly to engage in other investments and arrangements that may develop in the future. Each Board has approved the elimination of the Fund's fundamental investment limitations restricting pledging of assets to avoid these potential conflicts and to secure greater flexibility for the future.

  The potential conflict between a Fund's pledging and borrowing limitations, for instance, arises because banks generally require borrowers such as a Fund to pledge assets in order to collateralize the amount borrowed. The Funds currently are permitted to borrow from banks for temporary or emergency purposes in limited amounts that vary from Fund to Fund and, in most cases, to pledge assets to secure permitted borrowings. Loan agreements between investment companies and banks generally require collateral or provide that the bank may, at its option, require collateral for future outstanding loans. The amount of required collateral, however, generally exceeds the principal amount of the loan. Therefore, the limitation on the amount of portfolio securities that a Fund is permitted to pledge effectively reduces the maximum borrowing ability of such Fund to below the amount it is permitted to borrow. Each Board believes that the pledging limitations should be eliminated to ensure that the Fund's flexibility to consider borrowing money temporarily as a means of raising cash is not limited by restrictions in its ability to pledge assets. The pledging of assets may, however, limit some flexibility that a portfolio manager has to engage in transactions involving Fund assets or to meet extraordinary redemptions if, at the same time, the loans for which the assets are pledged remain outstanding.


F.SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.




  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)

  MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING LENDING BY THE
  FUND

  Each of these Funds has or is required to have a fundamental policy prohibiting the Fund from lending its assets to other persons, or limiting its authority to lend assets, except that certain Funds may variously engage in loans of their portfolio securities, enter into repurchase agreements and purchase debt instruments. The language of these policies is proposed to be standardized and clarified.

  If this proposal is approved by shareholders, each Fund may lend portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. Currently, the maximum allowed under the 1940 Act is 33 -1/3% of the value of a Fund's total assets. A Fund will not lend securities to Smith Barney or its affiliates, unless the Fund has applied for and received specific authority to do so from the SEC. A Fund's loan of securities will be collateralized as required by the SEC, by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing a Fund's loan of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder" (unless the SEC permits affiliated persons to serve as "finders"). Whenever a Fund loans securities, it will comply with conditions established by the SEC, which conditions currently include: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. In lending securities to U.S. and foreign brokers, dealers and banks, the Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

  The practice of lending securities is expected to generate income for the Funds. The Adviser for each Fund is responsible for assuring that this practice will not effect adversely a Fund's ability to meet its investment objective, including an objective of growth or capital appreciation.

  Set forth below is the policy on lending, as proposed to be modified:

    [The Fund will not] make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

G.SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.




  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)

  MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE UNDERWRITING OF SECURITIES OF OTHER ISSUERS

  Each of these Funds has or is required to have a policy regarding the Fund acting as an underwriter of securities. The language of the Funds' policies, however, varies widely. Some Funds combine this policy with the Funds' policy regarding restricted securities. The policy respecting restricted securities is now proposed to be adopted as a separate policy and is discussed below under sub-paragraph J. This policy is proposed to be standardized and clarified, but not changed in any material way. The modification will clarify that the Fund will not be deemed to be an underwriter by reason of disposing of portfolio securities. The modification will not involve any change in the manner in which the Fund is currently managed.

  Set forth below is each Fund's policy on underwriting, as proposed to be modified:

    [The Fund will not] engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

H.SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.



  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)

  RECLASSIFICATION AS NON-FUNDAMENTAL AND MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE PURCHASE OF SECURITIES ON MARGIN AND THE SHORT SALE OF SECURITIES

  Each of these Funds has a fundamental policy that prohibits the Fund from purchasing securities on margin and making short sales. The Board of each Fund recommends that shareholders vote to eliminate these fundamental investment limitations and replace them with the standard non-fundamental policy set forth below. The policy, as proposed, would give each Fund's Board greater flexibility in its ability to respond to the availability of new instruments and strategies.

  Margin purchases involve the purchase of securities with money borrowed from a broker. Each Fund's current fundamental policy prohibits the Fund from purchasing securities on margin, except to obtain short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts or related options. With these exceptions, mutual funds are unable to enter into most types of margin transactions under applicable SEC regulations. As a result, elimination of each Fund's fundamental limitation on margin transactions is unlikely to affect the Fund's investment strategies at this time. However, in the event of a change in the applicable federal regulatory requirements, the Funds may alter their investment practices in the future.

  Each Fund's current fundamental policy prohibits the making of short sales, except short sales "against the box." As used in this context, a short sale "against the box" means a short sale where the Fund owns the securities sold short or, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold. The proposed non-fundamental limitation includes this exception. As with margin transactions, the Board of each Fund does not anticipate that elimination of the fundamental policy on short sales will affect the Fund's investment strategies at this time.

  While certain Funds have a separate fundamental policy regarding the purchase of securities on margin and making short sales, others combine these policies into one global policy. The policy as proposed to be adopted below eliminates these differences and combines the two investment policies into a global one:

    [The Fund will not] purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

I.SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.




  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
  SMITH BARNEY MUNI FUNDS (ALL SERIES)


  MODIFICATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE FUND'S PURCHASE OR SALE OF REAL ESTATE, REAL ESTATE LIMITED PARTNERSHIP INTERESTS OR COMMODITIES

  Each of these Funds has or is required to have a policy with respect to investments in real estate, which may or may not contain a restriction against investments in real estate limited partnership interests and in commodities contracts. If approved by shareholders, these restrictions would be amended to permit the Fund to invest in securities of companies that deal in mortgages and real estate and securities secured by real estate and interests therein. In addition, the modified restriction reserves for the Fund the freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities. For example, this modified policy would allow the Fund to dispose of real estate in the event that it acquired real estate as the result of a default on securities it holds.

  The modified policy would also permit, without further action by shareholders, the Fund to purchase and sell futures contracts and options thereon.

  Although no Fund has any current intention of expanding the range of instruments it is currently permitted to purchase, the modification of this policy would permit a Fund greater flexibility to respond to market and other developments. Any future change in the Fund's manner of investing or the instruments it may purchase would require Board approval and appropriate disclosure to shareholders.

  The proposed modification also permits the Funds (other than Smith Barney Money Funds, Inc.) to invest in real estate investment trust securities. Although this modification is not expected to involve any change in the manner in which a Fund's assets are currently invested, the proposed limitation seeks to avoid ambiguity by making it explicit that the Funds (other than Smith Barney Money Funds, Inc. which has a fundamental policy prohibiting it from investing in such securities) may, to the extent consistent with their outlook on the market, invest in real estate investment trust securities.

  To the extent that the Funds invest in real estate related securities, the Funds' performance will be subject to the risks of the real estate market. This industry is sensitive to factors such as real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow and management skill of real estate companies.

  Set forth below are the Funds' policies regarding the purchase or sale of real estate or commodities, as proposed to be modified or adopted:

  ALL FUNDS EXCEPT SMITH BARNEY MONEY FUNDS, INC. AND SMITH BARNEY MUNI
  FUNDS:

    [The Fund will not] purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds' investment objective and policies); or (d) investing in real estate investment trust securities.


  SMITH BARNEY MONEY FUNDS, INC. AND SMITH BARNEY MUNI FUNDS ONLY:

  The policy of each of the Short-Term U.S. Treasury Securities Portfolio of Smith Barney Funds, Inc., Smith Barney Money Funds Inc. and Smith Barney Muni Funds currently prohibits each Fund from investing in real estate investment trusts. The policy as proposed to be adopted below maintains those restrictions and therefore differs from the policies proposed above with respect to others.

    [The Fund will not] purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds' investment objective and policies).

J.SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)


    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH FUND'S FUNDAMENTAL POLICIES REGARDING INVESTMENTS IN RESTRICTED AND ILLIQUID SECURITIES.

  Each of these Funds' fundamental policies currently provide that the Fund will not purchase or otherwise acquire any securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market or, in some cases, enter into a repurchase agreement maturing in more than five business or seven calendar days, if as a result more than 10% of its assets would be invested in all such securities. These policies are not required to be fundamental and, additionally, are considered overly restrictive in the current regulatory and market environment.

  If approved by shareholders, these policies would be reclassified as non-fundamental and the Board intends to adopt a non-fundamental investment policy that could be changed by vote of the Board in response to regulatory or market developments without further approval by shareholders. The non-fundamental policy would provide that the Fund could not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

  An open-end investment company, including each of the Funds, may not hold a significant amount of illiquid securities because these securities may be difficult to value accurately and because it is possible that the investment company would have difficulty liquidating such securities if necessary in order to satisfy in a timely manner requests to redeem shares of the Fund. In general, illiquid securities have included those enumerated in each Fund's fundamental restriction (e.g., securities subject to contractual or legal restrictions on resale, securities for which there is no readily available market and repurchase agreements or time deposits maturing in greater than seven days). The securities markets are evolving, however, and new types of instruments have developed that make each Fund's current policies on illiquid investments overbroad and unnecessarily restrictive. In addition, the markets for some types of securities are almost exclusively institutional--repurchase agreements, commercial paper, many types of municipal securities and some corporate bonds and notes. These instruments are often exempt from registration under the U.S. securities laws or sold in transactions not requiring registration. Consequently, institutional investors depend on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can readily be resold. The fact that there may be legal or contractual restrictions on resale to the general public, therefore, does not necessarily determine the liquidity of these investments.

  In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has advanced rule and legislative proposals designed to facilitate efficient trading among institutional investors. The most important of these, Rule 144A under the Securities Act of 1933, as amended, contemplates a particularly broad institutional trading market for securities subject to restriction on resale to the general public. As these institutional markets develop, the Funds could be constrained by their current investment restrictions even though the institutional restricted securities markets would provide readily ascertainable market values for such securities and the ability to liquidate an investment in order to satisfy Fund share redemption orders on a timely basis. In order to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets, the Board recommends that the Fund reclassify as non-fundamental its policies regarding investments in illiquid securities and limit such investments to not more than 10% of its net assets. Under this new policy, restricted securities that have nonetheless been determined to be liquid may be purchased without limitation. As a result, Funds that may previously have been prohibited from investing in all restricted securities, will be able, under the new proposal, to invest in securities that are restricted but liquid, such as those that can be offered and sold to "qualified institutional buyers" under Rule 144A.

  If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid or liquid will be determined by the Board in a manner consistent with current regulatory positions of the SEC and its staff. The Board has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in these restricted securities. By making each Fund's policy on illiquid securities non-fundamental, the Funds will be able to respond more rapidly to regulatory and market developments because a shareholder vote will not be required to redefine the types of securities that are deemed illiquid. Set forth below is the non-fundamental policy proposed to be adopted by the Board of each Fund if this proposal is approved by shareholders of the Fund:

    [The Fund will not] purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

K.NOT APPLICABLE TO THE FUNDS

L.SMITH BARNEY MUNI FUNDS (NATIONAL PORTFOLIO AND NEW YORK PORTFOLIO ONLY)


  ELIMINATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE PURCHASE OF SECURITIES OF AN ISSUER WHEN THE BOARD MEMBERS AND OFFICERS OF THE FUND OR OF THE ADVISER HOLD MORE THAN 1/2 OF 1% AND/OR TOGETHER THEY OWN MORE THAN 5% OF THE SECURITIES OF THE ISSUER

  These Funds' fundamental policies currently include a restriction that prohibits the Funds from purchasing or retaining the securities of any issuer if any officer or Board member of the Fund or of the Fund's investment adviser individually owns more than 1/2 of 1% of the securities of that issuer and/or together they own more than 5% of such securities. This investment restriction was originally adopted to address requirements no longer applicable to the Funds under state securities laws in connection with the registration of shares of the Funds for sale in certain states. Neither the Funds nor their management is aware of any past violations of this policy, but the Funds have been advised by their management that accurate monitoring of compliance with this restriction is difficult, burdensome and may inhibit portfolio management. Accordingly, the Board of these Funds has determined that the benefits derived from this restriction are now outweighed by the cost of compliance and the possible inhibitions on management, and elimination of this restriction will potentially increase the Funds' flexibility when selecting investments for a Fund in the future. The ability of a Fund to invest in companies in which its directors and officers, or its affiliates and their directors and officers, hold interests would continue to be restricted by the 1940 Act and each Fund's Code of Ethics, whether or not the current fundamental investment restriction is eliminated. The elimination of this restriction is not expected to involve any change in the manner in which a Fund's assets are currently invested.

M.SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)

  SMITH BARNEY MUNI FUNDS (NATIONAL PORTFOLIO AND NEW YORK PORTFOLIO ONLY)

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH FUND'S INVESTMENT POLICY REGARDING PURCHASES OF SECURITIES OF OTHER INVESTMENT COMPANIES.

  These Funds currently have a fundamental investment policy prohibiting investments in other investment companies, except as part of a merger, consolidation, or acquisition of assets or, in the case of some Funds, in certain other circumstances such as when the investment is otherwise generally permitted by the 1940 Act or pursuant to any exemption adopted by the SEC. If approved by shareholders, this restriction would be reclassified as non-fundamental. Each Fund's Board currently intends to maintain a policy that would involve no change in the manner in which the Fund's assets are invested. In addition, the 1940 Act currently limits the amount an investment company may invest in other investment companies. As a result, this reclassification should not be material but will provide each Fund greater flexibility to respond to regulatory and other developments.

N.SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.


  SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH FUND'S FUNDAMENTAL POLICY PROHIBITING THE PURCHASE OF SECURITIES FOR PURPOSES OF EXERCISING CONTROL OR MANAGEMENT

  These Funds have a fundamental policy prohibiting the Fund from investing its assets so as to exercise control or management (or control of management) of an issuer. Although the restriction was required under certain state securities laws, it is not required to be fundamental. If approved by shareholders, this policy would be reclassified as non-fundamental and each Board currently intends to adopt a substantially similar non-fundamental investment policy that would involve no change in the manner in which the Fund's assets are currently invested. This will provide each Fund greater flexibility to respond to regulatory and other developments.


O.SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)


  SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE FUND'S INVESTMENTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

  Each of these Funds has a fundamental policy prohibiting investment in any oil, gas or other mineral exploration or development program, with certain exceptions. This investment restriction was adopted to address requirements under certain state securities laws, but is not required to be fundamental. Each Board believes that this investment restriction should be reclassified as a non-fundamental policy to respond to regulatory developments. If approved by shareholders, each Board currently intends to adopt a substantially similar non-fundamental policy.

P.NOT APPLICABLE TO THE FUNDS

Q.NOT APPLICABLE TO THE FUNDS





R.SMITH BARNEY MONEY FUNDS, INC. (ALL SERIES)
  SMITH BARNEY MUNI FUNDS (ALL SERIES)

    RECLASSIFICATION AS NON-FUNDAMENTAL OF EACH FUND'S FUNDAMENTAL POLICY ON THE PURCHASE OR SALE OF PUTS, CALLS, AND COMBINATIONS THEREOF

  Each of these Funds has a fundamental policy limiting investments involving puts, calls, straddles and spreads. The Board of each Fund recommends that shareholders vote to eliminate this fundamental investment limitation. Although no Fund has any current intention of actually expanding the range of instruments it is currently permitted to purchase, the reclassification as non-fundamental of a Fund's fundamental policy limiting investments involving puts, calls, straddles and/or spreads would permit the Fund greater flexibility to respond to market and other developments. Certain Funds' current investment policies place limits on the percentage of Fund assets that may be invested in options such as puts and calls. Although these Funds are proposing to reclassify such investment policies as non-fundamental, the Funds have no current intention of changing their investment policies with respect to puts, calls and combinations thereof, including changing any such limits which are now placed on the Funds' ability to invest in such instruments. In addition, Funds that historically have not engaged in investing in such instruments will do so pursuant to the new policy only under the careful review of each Fund's Board, which review may include, among other things, placing limitations on the value of the Fund's assets invested in such instruments and limitations on the level of risk deemed to be acceptable in connection with such investments. Put and call options involve a certain degree of risk. If a put or call option written by a Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. As a result, writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Any future change in the Fund's manner of investing or the instruments it may purchase will accompany appropriate disclosure to shareholders.

S.  NOT APPLICABLE TO THE FUNDS

REQUIRED VOTE

  Approval of each investment policy proposal requires a Majority Vote of each Fund. Each Board has considered various factors and believes that approval of these investment policy changes are in the best interest of the Fund and its shareholders. If these investment proposals are not approved by any Fund, that Fund's current fundamental investment policies will remain in effect.

THE BOARD OF EACH FUND, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RECLASSIFICATION, MODIFICATION AND/OR ELIMINATION OF THE FUNDS' FUNDAMENTAL POLICIES AS DESCRIBED ABOVE.

PROPOSAL 3:

TO APPROVE RETENTION OF THE FUNDS' CLASSIFICATION AS "NON-DIVERSIFIED" INVESTMENT COMPANIES UNDER THE 1940 ACT.

SMITH BARNEY MUNI FUNDS (CALIFORNIA MONEY MARKET PORTFOLIO, FLORIDA PORTFOLIO,
  GEORGIA PORTFOLIO AND PENNSYLVANIA PORTFOLIO ONLY)

  Each of the California Money Market, Florida, Georgia and Pennsylvania Series of Smith Barney Muni Funds (collectively referred to in this Proposal 3 as the "Funds") were originally registered as "non-diversified" investment companies under the 1940 Act. As defined in the 1940 Act, a "diversified" investment company must, with respect to 75% of its assets, have no more than

5% of its total assets invested in a single issuer and own not more than 10% of the outstanding voting securities of any single issuer. All other funds not electing to meet this definition are "non-diversified" investment companies within the meaning of the 1940 Act. During the past three years, the portfolio managers for these Funds have found it appropriate to diversify their investments, in light of available investment opportunities and market conditions, notwithstanding this original election. The SEC has taken the position that non-diversified funds that have operated as diversified investment companies for at least three years must obtain shareholder approval to retain their status as non-diversified funds.

  The Adviser has advised the Board of Smith Barney Muni Funds that non-diversified status affords the Funds greater investment flexibility in the best interest of shareholders. This flexibility could be especially useful and desirable for Funds such as the ones to which this Proposal pertains, where investments are limited largely to issues yielding income that is not subject to income tax in a particular state. If this Proposal is approved, the Funds will not be limited by the 1940 Act in the proportion of their assets that they may invest in the obligations of a single issuer. Each Fund, however, intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax and state franchise taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and (c) the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

  Each Fund's assumption of larger positions in the obligations of a smaller number of issuers may cause that Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

REQUIRED VOTE

  Approval of this Proposal for each Fund requires a Majority Vote of the Fund. The Board of each Fund has considered various factors and believes that approval of this Proposal is in the best interest of each Fund and its shareholders. If the Proposal is not approved, the Boards will consider various alternatives, including allowing the Funds to be classified as diversified funds under the 1940 Act or resoliciting shareholders.

  THE BOARD OF THE FUND, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RETENTION OF CLASSIFICATION OF THE FUND AS A "NON-DIVERSIFIED" INVESTMENT COMPANY UNDER THE 1940 ACT.

                            ADDITIONAL INFORMATION

  The name and address of each Fund's investment adviser(s), principal underwriter and Administrator are set forth in Exhibit C hereto.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

  The Funds do not hold regular shareholders meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this joint proxy statement. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

  Shareholders holding at least 10% (25% in the case of some Funds) of each Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% (25% in the case of some Funds) of the shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.

                   OTHER MATTERS TO COME BEFORE THE MEETING

  The Funds do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

December 10, 1997

A FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO A FUND BY CALLING (800) 473-6977 OR BY WRITING TO A FUND, 388 GREENWICH STREET, NEW YORK, NEW YORK 10013.

                            ----------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                      EXHIBIT A

                          BOARD MEMBER COMPENSATION,
                         BOARD AND COMMITTEE MEETINGS

AMOUNTS PAID DURING CALENDAR YEAR ENDED              DONALD R.  PAUL   HEATH B.
DECEMBER 31, 1996 FROM FUND TO BOARD MEMBER            FOLEY   HARDIN  MCLENDON
-------------------------------------------          --------- ------- --------
Smith Barney Disciplined Small Cap Fund, Inc.*......  $   828  $   956  $    0
Smith Barney Money Funds, Inc. .....................  $16,944  $32,301  $    0
Smith Barney Municipal Money Market Fund, Inc.......  $ 3,226  $ 5,895  $    0
Smith Barney Muni Funds.............................  $ 8,421  $11,161  $    0
Compensation Paid to Board Members from all other
  Smith Barney Funds................................  $ 5,280  $ 6,515  $    0
Total Compensation**................................  $34,699  $56,828  $    0

-----------

 * Smith Barney Disciplined Small Cap Fund, Inc. is a successor to The Inefficient-Market Fund, Inc., a closed-end investment company. The figures reflected in this Exhibit A were accrued during the period that Fund functioned as a closed-end investment company.

** Reflects amounts paid to Board member for the last complete Calendar Year of each Fund on whose Board the Board member sits.

                                                   NUMBER OF      NUMBER OF
                                    NUMBER OF        AUDIT        NOMINATING
                                      BOARD        COMMITTEE      COMMITTEE
                                     MEETINGS       MEETINGS       MEETINGS
                                       HELD           HELD           HELD
                                      DURING         DURING         DURING
                                     CALENDAR       CALENDAR       CALENDAR
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED
RODERICK C.   BRUCE D.   JOHN P.   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
 RASMUSSEN    SARGENT    TOOLAN        1996           1996           1996
-----------   --------   -------   ------------   ------------   ------------
  $   856       $  0     $   856         7              2              0
  $32,002       $  0     $32,002         8              2              0
  $ 5,754       $  0     $ 5,754         7              2              0
  $10,239       $  0     $10,239         8              2              0
  $ 6,051       $  0     $ 6,151
  $54,902       $  0     $55,002

                                                                       EXHIBIT B

                        EXECUTIVE OFFICERS OF THE FUNDS

 NAME OF EXECUTIVE OFFICER
 (AGE)                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE FOR PAST 5 YEARS
 -------------------------   -------------------------------------------------------------
 Joseph Benevento (29)      Vice President of Smith Barney.
 Sandip A. Bhagat (37)      President of Travelers Investment Management Company ("TIMCO");
                            prior to 1995, Senior Portfolio Manager for TIMCO.
 Peter M. Coffey (53)       Managing Director of Smith Barney.
 Lewis E. Daidone (40)      Managing Director of Smith Barney; Director and Senior Vice
                            President of Smith Barney Mutual Funds Management Inc.
                            ("SBMFM") and Travelers Investment Adviser, Inc. ("TIA");
                            Senior Vice President and Treasurer of 41 Funds of Smith Barney
                            Mutual Funds.
 Martin R. Hanley (31)      Vice President of Smith Barney; prior to August 1993, Vice
                            President of Shearson Lehman Advisors ("SLA").
 Kent A. Kelley (47)        Chief Executive Officer of TIMCO; prior to 1995, president and
                            Chief Investment Officer of TIMCO.
 Heath B. McLendon (64)     Managing Director of Smith Barney; President and Director of
                            SBMFM and TIA; Chairman of Smith Barney Strategy Advisers Inc.;
                            prior to 1993, Senior Executive Vice President of Shearson
                            Lehman Brothers Inc., Vice Chairman of Shearson Asset
                            Management, Director of PanAgora Asset Management, Inc. and
                            PanAgora Asset Management Limited.
 Lawrence T. McDermott (49) Managing Director of Smith Barney; prior to July 1993, Managing
                            Director of SLA.
 Christina T. Sydor (45)    Managing Director of Smith Barney; General Counsel, Secretary
                            of SBMFM and TIA and Secretary of 41 Smith Barney Mutual Funds.
 Phyllis M. Zahorodny (39)  Managing Director of Smith Barney; prior to July 1993, Managing
                            Director of SLA.

                      (This page intentionally left blank)

  NAMES AND ADDRESSES OF INVESTMENT ADVISERS, DISTRIBUTORS, ADMINISTRATORS AND
                                    OFFICERS

UNLESS OTHERWISE INDICATED IN THIS EXHIBIT C, THE FOLLOWING INFORMATION APPLIES TO ALL FUNDS:

INVESTMENT ADVISER         EXECUTIVE OFFICERS*:
AND ADMINISTRATOR:


                           Heath B. McLendon, Chairman of the Board and
Smith Barney Mutual        Chief Executive Officer
Funds Management
Inc.388 Greenwich
StreetNew York, NY
10013

                           Lewis E. Daidone, Senior Vice President and
                           Treasurer

DISTRIBUTOR:               Christina T. Sydor, Secretary

Smith Barney Inc.388
Greenwich StreetNew
York, NY 10013

                                 INVESTMENT ADVISERS,
          FUND             DISTRIBUTORS AND ADMINISTRATORS          EXECUTIVE OFFICERS*
          ----             -------------------------------          -------------------
Smith Barney Disciplined  Investment Adviser:                Sandip A. Bhagat, Vice President
Small Cap Funds, Inc.     Travelers Investment Management    Kent A. Kelley, Vice President
                          Company
                          One Tower Square
                          Hartford, CT 06183-2030
Smith Barney Money                                           Phyllis M. Zahorodny, Vice
Funds, Inc.                                                  President and Investment Officer
                                                             Martin R. Hanley, Vice President
                                                             and
                                                             Investment Officer
Smith Barney Municipal                                       Lawrence T. McDermott, Vice
Money                                                        President and Investment Officer
Market Fund, Inc.
                                                             Peter M. Coffey, Vice President
                                                             and Investment Officer
                                                             Joseph Benevento, Vice President
                                                             and
                                                             Investment Officer

Smith Barney Muni Funds                                             Peter M. Coffey, Vice President
                                                                    and Investment Officer
                                                                    Lawrence T. McDermott, Vice
                                                                    President and Investment Officer
                                                                    Joseph Benevento, Vice President
                                                                    and
                                                                    Investment Officer

----

 * Please refer to Exhibit B for a description of each officer's background.

                                                                 EXHIBIT D

 CURRENT TEXT OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES SUBJECT TO CHANGES
                        AS DESCRIBED IN PROPOSAL 2

                                  INDEX

Smith Barney Disciplined Small Cap Fund, Inc............................... D-1
Smith Barney Money Funds, Inc.............................................. D-1
Smith Barney Municipal Money Market Fund, Inc.............................. D-3
Smith Barney Muni Funds
  California Money Market Portfolio and New York Money Market Portfolio.... D-3
  Florida Portfolio, Georgia Portfolio, Limited Term Portfolio, and
    Pennsylvania Portfolio................................................. D-4
  National Portfolio and New York Portfolio................................ D-5

  To the extent the text of each of your Fund's current fundamental investment policies is proposed to be modified by Proposal 2 of this Proxy Statement, such investment policy is followed in this Appendix D by a parenthetical referencing the sub-proposal in Proposal 2 which proposes to modify it. Please use these parenthetical references to compare each of your Fund's current fundamental investment policies with each of the policies as proposed to be adopted in Proposal 2 hereto.

                                   TEXT


SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC. MAY NOT:

  (1) Invest 25% or more of the value of its total assets in any one industry. (Subproposal C).

  (2) Borrow money (including borrowing through entering into reverse repurchase agreements) in excess of 33- 1/3% of its total assets (including the amount borrowed but excluding any liabilities and indebtedness constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, pledge its assets other than to secure such borrowings or in connection with hedging transactions, short sales, when-issued and forward commitment transaction and similar investment strategies. (Subproposals D, E).

  (3) Issue any senior security if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security). (Subproposal B).

  (4) Make loans, except that the Fund may purchase debt obligations, may enter into repurchase agreements and may lend its securities. (Subproposal F).

  (5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter. (Subproposal G).

  (6) Invest for the purpose of exercising control over management of any company. (Subproposal N).

  (7) Purchase real estate or interests therein other than securities secured by real estate, participation therein or real estate investment trusts and similar instruments. (Subproposal I).

  (8) Purchase or sell commodities or commodities contracts except for hedging purposes. (Subproposal I).

  (9) Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sales, the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of an issuer's securities do not exceed 25% of the then outstanding securities of that class of the issuer's securities. (Subproposal
H).

  (10) Purchase any security (other than U.S. obligations) such that (a) more than 25% of the Fund's total assets would be invested in securities of a single issuer or (b) as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer or (ii) the Fund would own more than 10% of the voting securities of a single issuer. (Subproposal A).



SMITH BARNEY MONEY FUNDS, INC.:

  (1) No Portfolio may borrow money except from banks for temporary purposes in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments. This restriction shall not be deemed to prohibit the Government Portfolio from entering into reverse repurchase agreements so long as not more than 33- 1/3% of the Portfolio's total assets are subject to such agreements, nor will it be deemed to prohibit the Fund from obtaining letters of credit solely for purposes of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors and officers liability insurance. (Subproposals D, E).

  (2) The Cash Portfolio and the Retirement Portfolio each may not with respect to 75% of its assets invest more than 5% of its assets in the securities of any one issuer, except securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or U.S. bank obligations./1/ (Subproposal A).

  (3) Neither the Cash Portfolio nor the Retirement Portfolio may invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and each reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

  (4) No Portfolio may sell securities short. (Subproposal H).

  (5) No Portfolio may write or purchase put or call options. (Subproposal R).

  (6) No Portfolio may purchase illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities. (Subproposal J).

  (7) No Portfolio may purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests. (Subproposals I, O).

  (8) No Portfolio may make loans to others (except through the purchase of debt obligations referred to under "Investment Objectives and Policies" in the

Prospectus), except that the Fund may purchase and simultaneously resell for later delivery, obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities; provided, however, that the Fund will not enter into such a repurchase agreement on behalf of a Portfolio if, as a result thereof, more than 10% of its total assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days. (Subproposal F).

  (9) No Portfolio may invest in companies for the purpose of exercising control. (Subproposal N).
-----------
/1/ In compliance with Rule 2a-7 under the Act, the Cash Portfolio and Retirement Portfolio each will not purchase any securities, other than obligations of the U.S. Government or its agencies and instrumentalities, if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities of any one issuer. The Fund's fundamental policy would give each such Portfolio the ability to invest, with respect to 25% of the Portfolio's assets, more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended in the future.

  (10) No Portfolio may invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. (Subproposal M).

  Notwithstanding any of the foregoing investment restrictions, each of the Cash Portfolio, the Government Portfolio, and the Retirement Portfolio may invest up to 100% of its assets in U.S. Government obligations.

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC. MAY NOT:

  (1) Purchase the securities of any issuer (except states, territories and possessions of the United States, the United States Government and its agencies and instrumentalities or securities which are backed by the full faith and credit of the United States) if as a result more than 5% of its total assets would be invested in the securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to such limitation (as used in this Prospectus, the entity that has the ultimate responsibility for the payment of interest and principal on a security will be deemed to be its issuer). (Subproposal A).

  (2) Borrow money except for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 10% of the value of its total assets at the time of borrowing and no investments will be made while borrowings exceed 5% of total assets. (Subproposal D).

  (3) Pledge, mortgage or hypothecate its assets except that, to secure borrowings permitted by subparagraph (2) above, it may pledge assets having a market value at the time of pledge not exceeding 10% of the value of its total assets. (Subproposal E).

  (4) Underwrite any issue of securities except in connection with the purchase of securities for its portfolio of municipal obligations. (Subproposal G).

  (5) Purchase or sell real estate but it may invest in municipal securities secured by real estate or interests therein. (Subproposal I).

  (6) Purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. (Subproposal O).

  (7) Make loans, except by engaging in repurchase transactions.
(Subproposal F).

  (8) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. (Subproposal H).

SMITH BARNEY MUNI FUNDS:

THE CALIFORNIA MONEY MARKET PORTFOLIO AND THE NEW YORK MONEY MARKET PORTFOLIO EACH MAY NOT:

  (1) Borrow money, except from banks for temporary purposes (such as facilitating redemptions or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed) and no investments will be made while borrowings exceed 5% of total assets. (Subproposal D).

  (2) Mortgage or pledge any of its assets, except to secure borrowings permitted under (1) above. (Subproposal E).

  (3) Invest more than 25% of total assets taken at market value in any one industry; except that Municipal Obligations and securities of the U.S. Government, its agencies and instrumentalities and Municipal Obligations of California with respect to the California Money Market Portfolio and Municipal Obligations of New York with respect to the New York Money Market Portfolio are not considered an industry for purposes of this limitation. (Subproposal C).

  (4) Purchase or hold any real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein. (Subproposal I).

  (5) Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short". (Subproposals H, R).

  (6) Underwrite the securities of other issuers. (Subproposal G).

  (7) Purchase or sell commodities and commodity contracts. (Subproposal I).

  (8) Make loans, except to the extent the purchase of bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks, including the Fund's Custodian, may be considered loans. (Subproposal F).

THE FLORIDA PORTFOLIO, THE GEORGIA PORTFOLIO, THE LIMITED TERM PORTFOLIO, AND THE PENNSYLVANIA PORTFOLIO EACH MAY NOT:

  (1) Borrow money, except from banks for temporary purposes (such as facilitating redemptions or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed) and no investments will be made while borrowings exceed 5% of total assets. (Subproposal D).

  (2) Mortgage or pledge any of its assets, except to secure borrowings permitted under (1) above. (Subproposal E).

  (3) Invest more than 25% of total assets taken at market value in any one industry, except that Municipal Obligations and securities of the U.S. Government, its agencies and instrumentalities and Municipal Obligations of Georgia with respect to the Georgia Portfolio, Municipal Obligations of Pennsylvania with respect to the Pennsylvania Portfolio and Municipal Obligations of Florida with respect to the Florida Portfolio are not considered an industry for purposes of this limitation. (Subproposal C).

  (4) Purchase or hold any real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein. (Subproposal I).

  (5) Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short". (Subproposals H, R).

  (6) Underwrite the securities of other issuers. (Subproposal G).

  (7) Purchase or sell commodities and commodity contracts, except that the Portfolio may invest in or sell municipal bond index futures contracts, provided that immediately thereafter not more than 33- 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. (Subproposal I).

  (8) Make loans, except to the extent the purchase of bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks, including the Funds' Custodian, may be considered loans. (Subproposal F).

THE NATIONAL PORTFOLIO AND THE NEW YORK PORTFOLIO EACH MAY NOT:

  (1) Borrow money, except from banks for temporary purposes (such as facilitating redemptions or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed) and no investment will be made while borrowing exceeds 5% of total assets. (Subproposal D).

  (2) Mortgage or pledge any of its assets, except to secure borrowings permitted under (1) above. (Subproposal E).

  (3) Invest more than 25% of total assets taken at market value in any one industry, except that Municipal Obligations and securities of the U.S. Government, its agencies and instrumentalities and Municipal Obligations of New York State with respect to the New York Portfolio are not considered an industry for purposes of this limitation. (Subproposal C).

  (4) The National Portfolio may not with respect to 75% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities or by New York State or its political subdivisions with respect to the New York Portfolio). (Subproposal A).

  (5) Invest in securities issued by other investment companies, except as permitted by Section 12(d)(1) of the Investment Company Act of 1940 or in connection with a merger, consolidation, acquisition or reorganization. (Subproposal M).

  (6) Purchase or hold any real estate, except that a Portfolio may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) who deal in real estate or interests therein. (Subproposal I).

  (7) Purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of the Fund individually owning beneficially more than .5% of the securities of that issuer own in the aggregate more than 5% of such securities. (Subproposal L).

  (8) Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short". (Subproposals H, R).

  (9) Underwrite the securities of other issuers. (Subproposal G).

  (10) Purchase or sell commodities and commodity contracts, except that each Portfolio may invest in or sell municipal bond index future contracts; provided that immediately thereafter not more than 33- 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. (Subproposal
I).

  (11) Make loans, except to the extent the purchase of bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks, including the Fund's Custodian, may be considered loans (and the Fund has no present intention of entering into repurchase agreements). (Subproposal F).

                                                                    ANNEX I
                              5% BENEFICIAL OWNERS

                                NAME AND             AMOUNT OF
                               ADDRESS OF            BENEFICIAL   PERCENT
          FUND              BENEFICIAL OWNER         OWNERSHIP    OF FUND
          ----              ----------------         ----------   -------
 SMITH BARNEY           Smith Barney                  520,000.903  10.07%
 DISCIPLINED SMALL      International Inc.
 CAP FUND, INC.         Tokyo Branch
                        B-1 Acct- F. Reidenbach
                        Yebusi Garden Pl Tower
                        28FL
                        20-3, Ebisu 4-Chome
                        Shibuya-Ku
                        Tokyo 150, Japan
                        Charles Schwab & Co. Inc      501,076.598   9.70%
                        101 Montgomery Street
                        San Francisco, CA 94104
 SMITH BARNEY MUNI
 FUNDS
 Pennsylvania Portfolio James J. Broussard            197,971.084   6.63%
                        530 Derwyn Road
                        Drexel Hill, PA 19026-
                        1203

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

           NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED BELOW.
           -----  --------------------------------------------------

           Please fold and detach card at perforation before mailing.

SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
MEETING: MARCH 9, 1998 AT 11:30 AM

                                       PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of the Fund referenced above hereby appoints Heath B. McLendon, Christina T. Sydor and Robert A. Vegliante attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388 Greenwich Street, New York, New York, at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated December 10, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                              Date:_________________ 199__

                                              PLEASE SIGN IN BOX BELOW
                              Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                              Signature(s) Title(s), if applicable

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

    NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
    -----  ----------------------------------------------------------------

           Please fold and detach card at perforation before mailing.


1. To elect Directors/Trustees of the Fund.
   Donald R. Foley; Paul Hardin; Heath B. McLendon; Roderick C. Rasmussen; Bruce
   D. Sargent; John P. Toolan
   (Bruce D. Sargent is nominated to the Board of Smith Barney Disciplined
   Small Cap Fund only)

   FOR ALL                  FOR ALL EXCEPT              WITHHOLD ALL
                            AS MARKED BELOW
   [  ]                         [  ]                       [  ]    1.


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.

------------------------------------------------------------------------------

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.


(2A) Diversification                          (2I) Real Estate or Commodities     (2O) Oil, Gas or Other Mineral
(2B) Senior Securities                         (2J) Restricted and Illiquid                 Exploration
(2C) Industry Concentration                              Securities                (2P) Participation in Joint
(2D) Borrowing                                    (2K) Unseasoned Issuers                 Trading Accounts
(2E) Pledging Assets                          (2L) Management's Ownership   of       (2Q) Certain Enumerated
(2F) Lending                                        Portfolio Securities                    Instruments
(2G) Underwriting of Securities                  (2M) Securities of Other               (2R) Puts and Calls
(2H) Margins and Short Sales                        Investment Companies         (2S) Transactions with Affiliates
                                                (2N) Exercising Control or
                                                         Management



FOR ALL EXCEPT                     FOR ALL                   WITHHOLD ALL
AS MARKED BELOW
     [  ]                           [  ]                          [  ]  2.

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, APPLICABLE TO YOUR FUND, WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.
_______________________________________________________________________________

3.  Not applicable to your Fund.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     [  ]                           [  ]                          [  ]  4.

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

           NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED BELOW.
           -----  --------------------------------------------------

           Please fold and detach card at perforation before mailing.

SMITH BARNEY MONEY FUNDS, INC.
MEETING: MARCH 9, 1998 AT 10:45 AM

                                       PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of the Fund referenced above hereby appoints Heath B. McLendon, Christina T. Sydor and Robert A. Vegliante attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388 Greenwich Street, New York, New York, at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated December 10, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                              Date:_________________ 199__

                                                PLEASE SIGN IN BOX BELOW
                              Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                              Signature(s) Title(s), if applicable

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

    NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
    -----  ----------------------------------------------------------------

           Please fold and detach card at perforation before mailing.


1.    To elect Directors/Trustees of the Fund.
      Donald R. Foley; Paul Hardin; Heath B. McLendon; Roderick C. Rasmussen; Bruce D. Sargent; John P. Toolan
      (Bruce D. Sargent is nominated to the Board of Smith Barney Disciplined Small Cap Fund only)

      FOR ALL                    FOR ALL EXCEPT             WITHHOLD ALL
                                 AS MARKED BELOW
       [  ]                          [  ]                       [  ]  1.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.

-------------------------------------------------------------------------------

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.


(2A) Diversification                          (2I) Real Estate or Commodities     (2O) Oil, Gas or Other Mineral
(2B) Senior Securities                         (2J) Restricted and Illiquid                 Exploration
(2C) Industry Concentration                              Securities                (2P) Participation in Joint
(2D) Borrowing                                    (2K) Unseasoned Issuers                 Trading Accounts
(2E) Pledging Assets                          (2L) Management's Ownership   of       (2Q) Certain Enumerated
(2F) Lending                                        Portfolio Securities                    Instruments
(2G) Underwriting of Securities                  (2M) Securities of Other               (2R) Puts and Calls
(2H) Margins and Short Sales                        Investment Companies         (2S) Transactions with Affiliates
                                                (2N) Exercising Control or
                                                         Management



FOR ALL EXCEPT                    FOR ALL                        WITHHOLD ALL
AS MARKED BELOW
    [  ]                            [  ]                             [  ]  2.

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, APPLICABLE TO YOUR FUND, WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.
_______________________________________________________________________________

3.  Not applicable to your Fund.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    [  ]                            [  ]                              [  ]  4.

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

           NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED BELOW.
           -----  --------------------------------------------------

           Please fold and detach card at perforation before mailing.

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
MEETING: MARCH 9, 1998 AT 11:15 AM

                                       PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of the Fund referenced above hereby appoints Heath B. McLendon, Christina T. Sydor and Robert A. Vegliante attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388 Greenwich Street, New York, New York, at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated December 10, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                              Date:_________________ 199__

                                                 PLEASE SIGN IN BOX BELOW
                              Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                              Signature(s) Title(s), if applicable

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

    NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
    -----  ----------------------------------------------------------------

           Please fold and detach card at perforation before mailing.


1.    To elect Directors/Trustees of the Fund.
      Donald R. Foley; Paul Hardin; Heath B. McLendon; Roderick C.
      Rasmussen;
      Bruce D. Sargent; John P. Toolan
      (Bruce D. Sargent is nominated to the Board of Smith Barney Disciplined Small Cap Fund only)

      FOR ALL                   FOR ALL EXCEPT                  WITHHOLD ALL
                                AS MARKED BELOW
       [  ]                          [  ]                          [  ]  1.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.

-------------------------------------------------------------------------------

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

(2A) Diversification                          (2I) Real Estate or Commodities     (2O) Oil, Gas or Other Mineral
(2B) Senior Securities                         (2J) Restricted and Illiquid                 Exploration
(2C) Industry Concentration                              Securities                (2P) Participation in Joint
(2D) Borrowing                                    (2K) Unseasoned Issuers                 Trading Accounts
(2E) Pledging Assets                          (2L) Management's Ownership   of       (2Q) Certain Enumerated
(2F) Lending                                        Portfolio Securities                    Instruments
(2G) Underwriting of Securities                  (2M) Securities of Other               (2R) Puts and Calls
(2H) Margins and Short Sales                        Investment Companies         (2S) Transactions with Affiliates
                                                (2N) Exercising Control or
                                                         Management



FOR ALL EXCEPT                  FOR ALL                           WITHHOLD ALL
AS MARKED BELOW
   [  ]                          [  ]                                 [  ]  2.

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, APPLICABLE TO YOUR FUND, WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.
_______________________________________________________________________________

3.  Not applicable to your Fund.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.


   [  ]                          [  ]                                 [  ]  4.

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

           NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED BELOW.
           -----  --------------------------------------------------

           Please fold and detach card at perforation before mailing.

SMITH BARNEY MUNI FUNDS
MEETING: FEBRUARY 6, 1998 AT 11:00 AM

                                       PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of the Fund referenced above hereby appoints Heath B. McLendon, Christina T. Sydor and Robert A. Vegliante attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388 Greenwich Street, New York, New York, at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated December 10, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                              Date:_________________ 199__

                                               PLEASE SIGN IN BOX BELOW
                              Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                              Signature(s) Title(s), if applicable

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

    NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
    -----  ----------------------------------------------------------------

           Please fold and detach card at perforation before mailing.


1.    To elect Directors/Trustees of the Fund.
      Donald R. Foley; Paul Hardin; Heath B. McLendon; Roderick C.
      Rasmussen;
      Bruce D. Sargent; John P. Toolan
      (Bruce D. Sargent is nominated to the Board of Smith Barney Disciplined Small Cap Fund only)

      FOR ALL                       FOR ALL EXCEPT            WITHHOLD ALL
                                    AS MARKED BELOW
       [  ]                             [  ]                      [  ]  1.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.

--------------------------------------------------------------------------------

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.


(2A) Diversification                          (2I) Real Estate or Commodities     (2O) Oil, Gas or Other Mineral
(2B) Senior Securities                         (2J) Restricted and Illiquid                 Exploration
(2C) Industry Concentration                              Securities                (2P) Participation in Joint
(2D) Borrowing                                    (2K) Unseasoned Issuers                 Trading Accounts
(2E) Pledging Assets                          (2L) Management's Ownership   of       (2Q) Certain Enumerated
(2F) Lending                                        Portfolio Securities                    Instruments
(2G) Underwriting of Securities                  (2M) Securities of Other               (2R) Puts and Calls
(2H) Margins and Short Sales                        Investment Companies         (2S) Transactions with Affiliates
                                                (2N) Exercising Control or
                                                         Management



FOR ALL EXCEPT                  FOR ALL                 WITHHOLD ALL
AS MARKED BELOW
    [  ]                         [  ]                       [  ]  2.

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, APPLICABLE TO YOUR FUND, WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.
_______________________________________________________________________________

3.  Not applicable to your Fund.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    [  ]                          [  ]                      [  ]   4.

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

           NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED BELOW.
           -----  --------------------------------------------------

           Please fold and detach card at perforation before mailing.

SMITH BARNEY MUNI FUNDS
MEETING: FEBRUARY 6, 1998 AT 11:00 AM

                                       PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of the Fund referenced above hereby appoints Heath B. McLendon, Christina T. Sydor and Robert A. Vegliante attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388 Greenwich Street, New York, New York, at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated December 10, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                              Date:_________________ 199__

                                                 PLEASE SIGN IN BOX BELOW
                              Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                              Signature(s) Title(s), if applicable

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

    NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
    -----  ----------------------------------------------------------------

           Please fold and detach card at perforation before mailing.

1.  To elect Trustees of the Fund.
    Donald R. Foley; Paul Hardin; Heath B. McLendon; Roderick C. Rasmussen; John P. Toolan

    FOR ALL                     FOR ALL EXCEPT          WITHHOLD ALL
                                AS MARKED BELOW
     [  ]                            [  ]                   [  ]  1.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.

-------------------------------------------------------------------------------

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

(2A) Diversification                          (2I) Real Estate or Commodities     (2O) Oil, Gas or Other Mineral
(2B) Senior Securities                         (2J) Restricted and Illiquid                 Exploration
(2C) Industry Concentration                              Securities                (2P) Participation in Joint
(2D) Borrowing                                    (2K) Unseasoned Issuers                 Trading Accounts
(2E) Pledging Assets                          (2L) Management's Ownership   of       (2Q) Certain Enumerated
(2F) Lending                                        Portfolio Securities                    Instruments
(2G) Underwriting of Securities                  (2M) Securities of Other               (2R) Puts and Calls
(2H) Margins and Short Sales                        Investment Companies         (2S) Transactions with Affiliates
                                                (2N) Exercising Control or
                                                         Management



FOR ALL EXCEPT                  FOR ALL                 WITHHOLD ALL
AS MARKED BELOW
    [  ]                         [  ]                         [  ]  2.

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, APPLICABLE TO YOUR FUND, WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.
_______________________________________________________________________________

3. (FOR THE CALIFORNIA MONEY MARKET, FLORIDA, GEORGIA AND PENNSYLVANIA PORTFOLIOS OF THE SMITH BARNEY MUNI FUNDS ONLY) To approve retention of each Fund's classification as a "non-diversified" investment company under the 1940 Act.

    [  ]                           [  ]                         [  ]   3.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    [  ]                           [  ]                         [  ]   4.